Third Quarter Fiscal 2020 Earnings Teleconference July 31, 2020 www.matw.com | Nasdaq: MATW Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

DISCLAIMER Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward- looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 ("COVID-19") or other disruptions to our industries, customers or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission (“SEC”). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock- based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and believes that this measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. This measure provide management with insight on the indebtedness of the Company, net of cash and cash equivalents. This measure allows management, as well as analysts and investors, to assess the Company’s leverage. © 2020 Matthews International Corporation. All Rights Reserved. 2

FINANCIAL OVERVIEW

Q3 & YTD FY2020 SUMMARY

($ in millions except per-share amounts)

Q3

	Q3 2019	Q3 2020
Sales	$ 379.3	$ 359.4
Gross Margin	36.2 %	33.7 %
Diluted EPS	$ 0.46	$ 0.07
Non-GAAP Adjusted EPS*	$ 0.90	$ 0.80
Net Income Attributable to Matthews	$ 14.6	$ 2.3
Adjusted EBITDA*	$ 59.0	$ 49.4

YTD

	YTD 2019	YTD 2020
Sales	$ 1,144.9	$ 1,099.2
Gross Margin	34.9 %	32.9 %
Diluted E(L)PS	$ 1.05	$ (3.04)
Non-GAAP Adjusted EPS*	$ 2.30	$ 1.90
Net Income (Loss) Attributable to Matthews	$ 33.1	$ (94.6)
Adjusted EBITDA*	$ 161.6	$ 139.0

GAAP and non-GAAP Comparison

Sales

- Growth in sales of Memorialization caskets and cremation equipment
- Continued slow sales in cylinder and surfaces businesses
- COVID-19 impacts across the enterprise
- Solid backlog in warehouse automation and cemetery memorial products

GAAP EPS

- Accelerated amortization of SGK segment discontinued trade names
- Reserve for an incineration project in Saudi Arabia
- Gain on sale of investment in pet cremation business
- YTD impact from SGK goodwill $90M write-down triggered by COVID-19

Adjusted EPS and Adjusted EBITDA

- Lower consolidated sales
- Partially offset by the Company's cost reduction program

** See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews' use of Non-GAAP measures*

Matthews INTERNATIONAL
© 2020 Matthews International Corporation. All Rights Reserved.
4

MEMORIALIZATION ($ in millions) Q3 Sales YTD Sales Sales $158.2 $162.1 $474.3 $478.3 • Strong casket sales • Higher cremation equipment sales • Cemetary memorial product sales unfavorably impacted by COVID-19 in Q3 Adjusted EBITDA • Strong casket sales offset with lower sales of cemetery memorial products Q3 FY2019 Q3 FY2020 FY2019 FY2020 Q3 Adjusted EBITDA & Margin* YTD Adjusted EBITDA & Margin* $36.1 $37.7 $101.4 $103.0 23.0% 21.1% 22.8% 23.3% 21.4% 21.5% Q3 FY2019 Q3 FY2020 FY2019 FY2020 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 5

SGK BRAND SOLUTIONS ($ in millions) Q3 Sales YTD Sales Sales $181.9 $557.9 • Lower brand and private label sales in North $165.8 $513.5 America and Europe • Continued commercial impact from COVID-19 • Lower sales in cylinders and surfaces • Unfavorable currency impact of $8.5 million YTD and $3.4 million for Q3 compared to last year Q3 FY2019 Q3 FY2020 FY2019 FY2020 Adjusted EBITDA Q3 Adjusted EBITDA & Margin* YTD Adjusted EBITDA & Margin* • Lower overall sales $86.6 • Unfavorable product mix with lower tobacco- $29.9 related cylinder sales $61.8 • Partially offset by the Company's cost $20.8 reduction program 15.4% 12.9% 16.4% 12.6% 15.5% 12.0% Q3 FY2019 Q3 FY2020 FY2019 FY2020 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 6

INDUSTRIAL TECHNOLOGIES ($ in millions) Q3 Sales YTD Sales Sales $39.1 • Q3 sales continued to be unfavorably $112.7 $107.3 impacted by COVID-19 $31.5 • Warehouse automation sales impacted by customer delays • Solid warehouse automation backlog Adjusted EBITDA • Impact of lower sales Q3 FY2019 Q3 FY2020 FY2019 FY2020 • Continued delays in warehouse automation Q3 Adjusted EBITDA & Margin* YTD Adjusted EBITDA & Margin* sales impact YTD results $15.7 $7.3 $15.2 $4.7 18.6% 14.8% 13.9% 14.2% 15.5% 12.4% 15.6%10.3% Q3 FY2019 Q3 FY2020 FY2019 FY2020 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 7

CAPITALIZATION AND CASH FLOWS ($ in millions) Total Debt and Net Debt* Cash $940.7 $905.4 $860.9 $818.0 $42.9 $35.3 09/30/19 06/30/20 9/30/19 06/30/20 Note: Dark gray shades on the left represent Total Debt. Operating Cash Flow $123.6 • $104.9M reduction in outstanding debt during Q3 $89.4 • Strong operating cash flow exceeding FY2019 • YTD improved working capital position • Quarterly dividend of $0.21/share, payable 8/17/2020 YTD FY2019 YTD FY2020 * See supplemental slide for Net Debt reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures © 2020 Matthews International Corporation. All Rights Reserved. 8

BUSINESS OVERVIEW

BUSINESS UPDATE SGK BRAND • Steady core brand packaging volume in North America and Asia Pacific regions • Slower cylinders (primarily tobacco) and surfaces sales; higher Engineering sales SOLUTIONS • Energy storage opportunities • Casket sales growth MEMORIALIZATION • Cemetery products lower due to local stay-at-home orders; July orders returning to normal • Higher cremation equipment sales INDUSTRIAL • Strong warehouse automation order backlog; deferrals due to COVID-19 TECHNOLOGIES • Lower sales in product identification © 2020 Matthews International Corporation. All Rights Reserved. 10

OUTLOOK FOR Q4 FISCAL 2020 Key Drivers • Continued challenges and uncertainty in current COVID-19 economic environment • Memorialization - Casket sales higher, memorial product sales orders returning • SGK Brand Solutions - Brand packaging generally stable. Challenges in cylinders • Industrial Technologies - Warehouse automation continues strong backlog • Continued focus on cost containment • Focus on debt reduction Target • Not providing FY2020 targets due to continued uncertainty of COVID-19 © 2020 Matthews International Corporation. All Rights Reserved. 11

SUPPLEMENTAL INFORMATION

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. © 2020 Matthews International Corporation. All Rights Reserved. 13

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended June 30, 2020	Three Months Ended June 30, 2019	Nine Months Ended June 30, 2020	Nine Months Ended June 30, 2019
Net income (loss)	$ **1,849**	$ **14,424**	$ **(95,052)**	$ **32,602**
Income tax (benefit) provision	(6,209)	3,989	(22,672)	4,429
(Loss) income before income taxes	$ **(4,360)**	$ **18,413**	**(117,724)**	**37,031**
Net losses attributable to noncontrolling interests	420	205	491	541
Interest expense	8,082	10,508	26,935	31,068
Depreciation and amortization *	30,168	20,483	88,418	60,759
Acquisition costs (1)**	304	2,980	2,912	8,386
ERP integration costs (2)**	745	2,355	2,160	6,337
Strategic initiatives and other charges (3)**	5,570	1,037	25,040	3,149
(Gain) loss on sale of ownership interests in a subsidiary (4)	(11,208)	—	(11,208)	4,465
Legal matter reserve (5)	10,566	—	10,566	—
Non-recurring / incremental COVID-19 costs (6)	1,871	—	2,534	—
Goodwill write-down (7)	—	—	90,408	—
Joint Venture depreciation, amortization, interest expense and other charges (8)	2,473	866	4,732	866
Stock-based compensation	2,539	1,156	7,078	6,169
Non-service pension and postretirement expense (9)	2,227	951	6,682	2,852
Total Adjusted EBITDA	$ **49,397**	$ **58,954**	$ **139,024**	$ **161,623**
Adjusted EBITDA margin	*13.7 %*	*15.5 %*	*12.6 %*	*14.1 %*

(1) *Includes certain non-recurring costs associated with recent acquisition activities.*

(2) *Represents costs associated with global ERP system integration efforts.*

(3) *Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.*

(4) *Represents a (gain) loss on the sale of ownership interests in a subsidiary within the Memorialization segment.*

(5) *Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.*

(6) *Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.*

(7) *Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.*

(8) *Represents the Company's portion of depreciation, intangible amortization, interest expense, and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.*

(9) *Non-service pension and postretirement expense includes interest cost, expected return on plan assets and amortization of actuarial gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.*

* *Depreciation and amortization was $21,833 and $12,757 for the SGK Brand Solutions segment, $5,549 and $4,840 for the Memorialization segment, $1,450 and $1,545 for the Industrial Technologies segment, and $1,336 and $1,341 for Corporate and Non-Operating, for the three months ended June 30, 2020 and 2019, respectively. Depreciation and amortization was $65,274 and $37,364 for the SGK Brand Solutions segment, $15,024 and $14,898 for the Memorialization segment, $4,320 and $4,630 for the Industrial Technologies segment, and $3,800 and $3,867 for Corporate and Non-Operating, for the nine months ended June 30, 2020 and 2019, respectively.*

** *Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1,794 and $449 for the SGK Brand Solutions segment and $4,128 and $5,923 for Corporate and Non-Operating, for the three months ended June 30, 2020 and 2019, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $697 for the Memorialization segment for the three months ended June 30, 2020. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $9,058 and $3,858 for the SGK Brand Solutions segment and $19,032 and $14,014 for Corporate and Non-Operating, for the nine months ended June 30, 2020 and 2019, respectively. Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1,754 for the Memorialization segment and $268 for the Industrial Technologies segment, for the nine months ended June 30, 2020.*

* *See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2020 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended June 30,				Nine Months Ended June 30,			
	2020		2019		2020		2019	
		per share		per share		per share		per share
Net income (loss) attributable to Matthews	$ 2,269	$ 0.07	$ 14,629	$ 0.46	$ (94,561)	$ (3.04)	$ 33,143	$ 1.05
Acquisition costs (1)	228	—	2,373	0.08	2,184	0.07	6,373	0.20
ERP integration costs (2)	559	0.02	1,869	0.06	1,620	0.05	4,816	0.15
Strategic initiatives and other charges (3)	4,177	0.15	830	0.03	18,915	0.62	2,393	0.08
(Gain) loss on sale of ownership interests in a subsidiary (4)	(8,406)	(0.27)	90	—	(8,406)	(0.27)	3,394	0.10
Legal matter reserve (5)	7,924	0.25	—	—	7,924	0.25	—	—
Non-recurring / incremental COVID-19 costs (6)	1,403	0.04	—	—	1,900	0.06	—	—
Goodwill write-down (7)	—	—	—	—	81,861	2.63	—	—
Joint Venture amortization and other charges (8)	1,561	0.05	210	0.01	2,433	0.08	210	0.01
Non-service pension and postretirement expense (9)	1,671	0.06	759	0.02	5,012	0.16	2,167	0.07
Amortization	13,368	0.43	7,606	0.24	40,229	1.29	20,646	0.65
Tax-related	—	—	—	—	—	—	(300)	(0.01)
Adjusted net income	$ 24,754	$ 0.80	$ 28,366	$ 0.90	$ 59,111	$ 1.90	$ 72,842	$ 2.30

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 25% for the three and nine months ended June 30, 2020, and 20.3% for the three months and 24% for the nine months ended June 30, 2019, respectively.

(1) Includes certain non-recurring costs associated with recent acquisition activities.

(2) Represents costs associated with global ERP system integration efforts.

(3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(4) Represents a (gain) loss on the sale of ownership interests in a subsidiary within the Memorialization segment.

(5) Represents a reserve established for a legal matter involving a letter of credit for a customer in Saudi Arabia within the Memorialization segment.

(6) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(7) Represents the goodwill write-down for two reporting units within the SGK Brand Solutions segment.

(8) Represents the Company's portion of intangible amortization and other non-recurring charges incurred by non-consolidated subsidiaries accounted for as equity-method investments within the Memorialization segment.

(9) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.

Matthews INTERNATIONAL
© 2020 Matthews International Corporation. All Rights Reserved.
15

NET DEBT NON-GAAP RECONCILIATION (Unaudited) (In thousands) June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 Long-term debt, current maturities $ 23,114 $ 26,077 $ 25,532 $ 42,503 Long-term debt 837,770 939,753 941,395 898,194 Total debt 860,884 965,830 966,927 940,697 Less: Cash and cash equivalents 42,904 72,338 39,384 35,302 Net Debt $ 817,980 $ 893,492 $ 927,543 $ 905,395 * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. © 2020 Matthews International Corporation. All Rights Reserved. 16